EXHIBIT 10.1
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PAYMENT MODIFICATION AGREEMENT
LOAN AND SECURITY AGREEMENT NUMBER 1506


                         PAYMENT MODIFICATION AGREEMENT
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This Payment Modification Agreement entered into this 3rd day of June 2008, is by and between VENCORE SOLUTIONS LLC, A Delaware Limited Liability Company, and/or its assigns, as Lender, and ThinkEngine Networks, Inc., a Delaware Corporation as Debtor.

     WHEREAS, Lender and Debtor entered into a Loan and Security Agreement Number 1506 on January 18, 2007;

     WHEREAS, Lender and Debtor also entered into a Negative Pledge Agreement dated as of January 16, 2007;

     WHEREAS, under the terms of the Loan and Security Agreement, and consistent within the term of the Promissory Note 01 Debtor was to pay six consecutive monthly interest payments of $16,500 commencing on March 10, 2007 followed by thirty consecutive monthly principal and interest payments of $58,832.00 commencing on September 10, 2007, now, therefore,

         IT IS HEREBY AGREED:

         1) In lieu of payments due pursuant to the Loan and Security Agreement and Promissory Note 01, Debtor will pay: (i) eight consecutive monthly payments of principal and interest in the amount of $40,000.00 commencing on June 10, 2008 and ending on January 10, 2009, (ii) seven consecutive monthly payments of principal and interest in the amount of $58,832.00 commencing on February 10, 2009 and ending on August 10, 2009, (iii) six monthly payments of principal and interest of $87,690.12 commencing September 10, 2009 and ending on February 10, 2010, and (iv) the final payment of $150,000.00 remains due as scheduled on February 10, 2010.

         2) In consideration of this monthly payment restructuring and the irrevocable termination of the Negative Pledge Agreement provided below, Debtor will receive a one time fee of $4,000.00 payable on or before June 10, 2008.

         3) This Payment Modification Agreement shall be attached to and be made a part of Loan and Security Agreement Number 1506.

         4) The portion of the Negative Pledge Agreement pertaining to US Patent # 6983246 - Dynamic time warping using frequency distributed distance measures, US Patent # 7085717 - Scoring and re-scoring dynamic time warping of speech and US Patent # 6735213 - Processing of telephony samples are hereby irrevocably terminated and are of no further force and effect. Debtor shall have the right to sell, transfer, assign or take any action with respect to any or all of these three patents without the consent or approval of Lender.

THIS PAYMENT MODIFICATION AGREEMENT SHALL REMAIN IN FORCE UNTIL ALL TERMS IN `1', `2', AND `3' ABOVE HAVE BEEN SATISFIED.

This Payment Modification Agreement may be executed in two or more counterparts each of which constitutes an original and all of which constitute one and the same instrument. Delivery of signature via facsimile or other electronic image delivery shall be valid and binding for all purposes.

                            [signature page follows]
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IN WITNESS WHEREOF, the parties have entered into this Payment Modification
Agreement as of the date first set forth herein.

LENDER:                                   DEBTOR:

VENCORE SOLUTIONS LLC                     ThinkEngine Networks, Inc.
A DELAWARE LIMITED LIABILITY COMPANY      A DELAWARE CORPORATION


By: /s/ Tom Linnemann                     By: /s/ John E. Steinkrauss
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                                                  John E. Steinkrauss

Title: Asst. Vice President               Title: Vice President & Treasurer
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Date: 06/04/08                            Date: June 3, 2008
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